SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)       June 14, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado 80202

(Address of principal executive offices)                 (Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐     No ☐
(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. Through June 18, 2004, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Index to Exhibits
Third Amended Equity Committee Plan of Reorg.

Item 5. Other Events and Regulation FD Disclosure

As previously reported on Coram Healthcare Corporation’s Current Report on Form 8-K, dated July 11, 2003, two competing proposed plans of reorganization have been filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the jointly administered bankruptcy cases of Coram Healthcare Corporation (“CHC”) and Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”). The two competing plans of reorganization have been proposed by (i) Arlin M. Adams, the Chapter 11 Trustee for the Debtors’ estates, and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”). Such proposed plans of reorganization, as well as modifications, supplements and amendments thereto, can be found as exhibits to CHC’s Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission.

On June 14, 2004, the Equity Committee filed the Third Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc. (the “Equity Committee’s Third Amended Plan”) in the Bankruptcy Court in the Debtors’ bankruptcy cases. The Equity Committee’s Third Amended Plan, which remains subject to modification or amendment, has been attached to this report as exhibit 99.1.

The hearings to consider confirmation of the two competing proposed plans of reorganization commenced on September 30, 2003. The related briefing period concluded on June 14, 2004; however, the proposed plans of reorganization remain subject to Bankruptcy Court confirmation. No assurances can be given that either plan will ultimately be confirmed by the Bankruptcy Court.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in CHC’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Current Reports on Form 8-K on file with the United States Securities and Exchange Commission.

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description of Document
99.1	Third Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: June 18, 2004	By:	/s/ SCOTT R. DANITZ
	Name:	Scott R. Danitz
	Title:	Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

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Index to Exhibits

Exhibit
Number	Description of Document
99.1	Third Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc.